UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 01)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 26, 2020 (October 1, 2020)
Date of Report (date of earliest event reported)

CLARIVATE PLC
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Friars House 160 Blackfriars Road
London	SE1 8EZ
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.01   Completion of Acquisition or Disposition of Assets
This Amendment No. 1 to Current Report on Form 8-K (this "Amendment") is being filed by Clarivate Plc (the "Company") for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission ("SEC") on October 1, 2020 (the "Original Form 8-K") in connection with the completion of the October 1, 2020 acquisition of CPA Global, a global leader in intellectual property software and tech-enabled services. The CPA Global acquisition was first announced on July 29, 2020. As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of CPA Global Holding Limited as of and for the years ended December 31, 2019 and December 31. 2018 are included as Exhibit 99.1 to this Current Report on Form 8-K/A. The unaudited combined financial statements of CPA Global Holding Limited as of and for the interim period ended June 30, 2020 are included as Exhibit 99.2 to this Current Report on Form 8-K/A

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 and the unaudited pro forma condensed combined statement of operations as of and for the year ended December 31, 2019 and the six months ended June 30, 2020, are included as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c) Exhibits

No.	Document Description
23.1	Consent of KPMG LLP, independent auditors
99.1	The audited consolidated financial statements of CPA Global as of and for the years ended December 31, 2019 and December 31, 2018
99.2	The unaudited consolidated financial statements of CPA Global as of and for the interim period ended June 30, 2020
99.3	The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the six months ended June 30, 2020, giving effect to the acquisition of CPA Global
104	The cover page from the Company's Current Report on Form 8-K dated October 29, 2020, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: October 26, 2020	By:	/s/ Richard Hanks
	Name:	Richard Hanks
	Title:	Chief Financial Officer